SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

May 5, 2009
Date of Report

CIMAREX ENERGY CO.
(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 1800, Denver, Colorado	80203-4518
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                          303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2009, Cimarex Energy Co. (Cimarex) announced its first-quarter 2009 financial results.  The news release is included in this report as Exhibit 99.1.

ITEM 7.01    REGULATION FD DISCLOSURE

On May 5, 2009, Cimarex issued a news release reporting its financial results for the first-quarter 2009.  A copy of the news release is furnished as Exhibit 99.1 to this report.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

D.           Exhibits

Exhibit No.	Description

99.1	Cimarex News Release, dated May 5, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: May 5, 2009	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cimarex News Release, dated May 5, 2009